Supplement to Spinnaker Plus Prospectus
                   dated December 1, 2004 as supplemented

                     Supplement dated November 3, 2011

Effective December 2, 2011, Federated Capital Income Fund II is changing its name to Federated Managed Volatility Fund II. As a result of this change, any references to Federated Capital Income Fund II in this prospectus are hereby changed to reflect the new name, Federated Managed Volatility Fund II.